UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2016

Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.

(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2360 W. Horizon Ridge Pkwy., Suite #100, Henderson, Nevada 89052

(Address of principal executive offices)

(Zip Code)

(702) 939-5247

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02	Unregistered Sales of Equity Securities.

Conversion of Existing Notes

On March 18, 2016, Luxor Capital Partners, LP (“Luxor”), certain of its affiliates (collectively, the “Luxor Group”), Martin Oring, one of our directors and Chief Executive Officer, and members of his family, converted $3,119,491 in principal and interest owing on certain Secured Convertible Promissory Notes, each dated September 18, 2013 (the “Notes”) of Searchlight Minerals Corp., a Nevada corporation (“we,” “us,” “our” or the “Company”), into shares of the Company’s restricted common stock, $0.001 par value per share (the “Common Stock”) at a rate of $0.035 per share.

Subsequently, on April 27, 2016, all 9 remaining outstanding holders (the “Holders”) of the Notes provided us with Notices of Exercise of Conversion Right (“Conversion Notices”) expressing their irrevocable intent to convert all of the principal and accrued but unpaid interest owing on their Notes, into shares of Common Stock at a rate of $0.035 per share, on the same terms and conditions as the Luxor Group and Mr. Oring. In the aggregate, the Holders are converting $1,086,325 in principal and interest owing on such Notes in exchange for 31,037,857 shares of the Company’s Common Stock. As the Notes are returned to the Company, the Company will subsequently cancel the Notes, and there will be no further Notes outstanding from the September 18, 2013 Secured Convertible Promissory Note offering.

The foregoing descriptions of the terms, conditions and restrictions of the Conversion Notice do not purport and are not intended to be complete and are qualified in their entirety by the complete text of that document, the form of which is attached as Exhibit 10.1 to this Report. Similarly, the foregoing descriptions of the terms, conditions and restrictions of the Notes do not purport and are not intended to be complete and are qualified in their entirety by the complete texts thereof, forms of which, plus transaction documents related thereto, are filed as Exhibits 10.1 – 10.5 to the Company’s Current Report on Form 8-K filed on September 24, 2013. Please note, however, that such documents, including without limitation any representations and warranties contained therein, are not intended as documents for investors or the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to other disclosures contained in our reports under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Form of Notice of Exercise of Conversion Right

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: May 3, 2016	By:	/s/ Carl Ager
Carl Ager Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Notice of Exercise of Conversion Right